Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Living 3D Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kin Wah Ngai
Name:	Kin Wah Ngai
Title:	Chief Financial Officer
Date:	April 14, 2014